UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                            November 6, 2006
            Date of Report (Date of earliest event reported)



                         EXCEL TECHNOLOGY, INC.

         (Exact name of Registrant as specified in Charter)


          Delaware                    0-19306            11-2780242
(State or other jurisdiction of    (Commission         (I.R.S. Employer
         Incorporation)            File Number)      Identification No.)


                 41 Research Way, E. Setauket, NY 11733
          ..................................................
          (Address of Principal Executive Offices) (zip code)

   Registrant's Telephone Number, including area code:  (631)-784-6175
                                                        ..............

                             Not applicable
      ............................................................
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 6, 2006, the Compensation Committee recommended, and the Board of Directors approved, a two-year term, through October 31, 2008 of the employment contract of Mr. Antoine Dominic, President, Chief Executive Officer and Chief Operating Officer of Excel Technology, Inc. ("Registrant") which contract (x) is automatically renewable for consecutive one-year periods until the parties enter into a new agreement or the current agreement terminates pursuant to the express provisions thereof and (y) supersedes his prior contract. The salient provisions of his contract, which was signed on November 6, 2006, are as follows:


      (i) An annual base salary for the current fiscal year to be continued of $625,000, with an annual review each January; and an opportunity to earn a bonus (based on the Executive's and the Company's performance during such fiscal year, as determined by the Compensation Committee pursuant to the 2006 Annual Incentive Compensation Plan).

     (ii) A $250,000 sign on bonus within 10 days of execution of the Agreement and an additional $250,000 to be paid by the Company on October 31, 2008, if the Employee remains in the employment of the Company through that date.

     (iii) In the event a Change of Control occurs during the Employment Period, a payment equal to the product of (y) 2.99 and (z) the Employee's "annualized includible compensation" as defined in
           Section 280G of the Internal Revenue Code.

     (iv) Starting in September 2007 and in each succeeding calendar year during the Employment Period, $125,000 will be credited to the employee's Deferred Compensation Account.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXCEL TECHNOLOGY, INC.


Date: November 6, 2006
                                        By: /s/ Alice Varisano
                                            ..........................
                                            Alice Varisano
                                            Chief Financial Officer